Exhibit 10(b)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-61380

333-64751

333-73121

Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed in the 4th Quarter of 2011 or 1st Quarter of 2012, for the new “Retirement Cornerstone®” contracts.

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable – September 2011	Page 1

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-155361

333-161963

333-165396

333-173731

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable – September 2011	Page 2

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-132200

333-134307

Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of September, 2011.

/s/ Henri de Castries
Henri de Castries, Director

State of New York)

County of New York) ss.:

On the 15th day of September in the year 2011 before me, the undersigned, personally appeared Henri de Castries, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

AXA Equitable – September 2011	Page 3

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-61380

333-64751

333-73121

Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed in the 4th Quarter of 2011 or 1st Quarter of 2012, for the new “Retirement Cornerstone®” contracts.

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable – September 2011	Page 1

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-155361

333-161963

333-165396

333-173731

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable – September 2011	Page 2

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-132200

333-134307

Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of September, 2011.

/s/ Ramon de Oliveira
Ramon de Oliveira, Director

State of New York)

County of New York) ss.:

On the 15th day of September in the year 2011 before me, the undersigned, personally appeared Ramon de Oliveira, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

AXA Equitable – September 2011	Page 3

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-61380

333-64751

333-73121

Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed in the 4th Quarter of 2011 or 1st Quarter of 2012, for the new “Retirement Cornerstone®” contracts.

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable – September 2011	Page 1

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-155361

333-161963

333-165396

333-173731

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable – September 2011	Page 2

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-132200

333-134307

Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of September, 2011.

/s/ Denis Duverne
Denis Duverne, Director

State of New York)

County of New York) ss.:

On the 15th day of September in the year 2011 before me, the undersigned, personally appeared Denis Duverne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

AXA Equitable – September 2011	Page 3

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-61380

333-64751

333-73121

Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed in the 4th Quarter of 2011 or 1st Quarter of 2012, for the new “Retirement Cornerstone®” contracts.

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable – September 2011	Page 1

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-155361

333-161963

333-165396

333-173731

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable – September 2011	Page 2

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-132200

333-134307

Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of September, 2011.

/s/ Charlynn Goins
Charlynn Goins, Director

State of New York)

County of New York) ss.:

On the 13th day of September in the year 2011 before me, the undersigned, personally appeared Charlynn Goins, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Tedeschi
Signature and Office of individual taking acknowledgment

AXA Equitable – September 2011	Page 3

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-61380

333-64751

333-73121

Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed in the 4th Quarter of 2011 or 1st Quarter of 2012, for the new “Retirement Cornerstone®” contracts.

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable – September 2011	Page 1

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-155361

333-161963

333-165396

333-173731

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable – September 2011	Page 2

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-132200

333-134307

Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of September, 2011.

/s/ Danny L. Hale
Danny L. Hale, Director

State of New York)

County of New York) ss.:

On the 15th day of September in the year 2011 before me, the undersigned, personally appeared Danny L. Hale, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

AXA Equitable – September 2011	Page 3

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-61380

333-64751

333-73121

Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed in the 4th Quarter of 2011 or 1st Quarter of 2012, for the new “Retirement Cornerstone®” contracts.

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable – September 2011	Page 1

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-155361

333-161963

333-165396

333-173731

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable – September 2011	Page 2

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-132200

333-134307

Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of September, 2011.

/s/ Anthony J. Hamilton
Anthony J. Hamilton, Director

State of New York)

County of New York) ss.:

On the 15th day of September in the year 2011 before me, the undersigned, personally appeared Anthony J. Hamilton, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

AXA Equitable – September 2011	Page 3

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-61380

333-64751

333-73121

Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed in the 4th Quarter of 2011 or 1st Quarter of 2012, for the new “Retirement Cornerstone®” contracts.

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable – September 2011	Page 1

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-155361

333-161963

333-165396

333-173731

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable – September 2011	Page 2

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-132200

333-134307

Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of September, 2011.

/s/ James F. Higgins
James F. Higgins, Director

State of New York)

County of New York) ss.:

On the 15th day of September in the year 2011 before me, the undersigned, personally appeared James F. Higgins, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

AXA Equitable – September 2011	Page 3

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-61380

333-64751

333-73121

Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed in the 4th Quarter of 2011 or 1st Quarter of 2012, for the new “Retirement Cornerstone®” contracts.

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable – September 2011	Page 1

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-155361

333-161963

333-165396

333-173731

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable – September 2011	Page 2

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-132200

333-134307

Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of September, 2011.

/s/ Peter Kraus
Peter Kraus, Director

State of New York)

County of New York) ss.:

On the 15th day of September in the year 2011 before me, the undersigned, personally appeared Peter Kraus, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

AXA Equitable – September 2011	Page 3

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-61380

333-64751

333-73121

Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed in the 4th Quarter of 2011 or 1st Quarter of 2012, for the new “Retirement Cornerstone®” contracts.

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable – September 2011	Page 1

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-155361

333-161963

333-165396

333-173731

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable – September 2011	Page 2

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-132200

333-134307

Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of September, 2011.

/s/ Andrew J. McMahon
Andrew J. McMahon,
President and Director

State of New York)

County of New York) ss.:

On the 15th day of September in the year 2011 before me, the undersigned, personally appeared Andrew J. McMahon, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

AXA Equitable – September 2011	Page 3

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-61380

333-64751

333-73121

Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed in the 4th Quarter of 2011 or 1st Quarter of 2012, for the new “Retirement Cornerstone®” contracts.

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable – September 2011	Page 1

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-155361

333-161963

333-165396

333-173731

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable – September 2011	Page 2

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-132200

333-134307

Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of September, 2011.

/s/ Scott D. Miller
Scott D. Miller, Director

State of New York)

County of New York) ss.:

On the 15th day of September in the year 2011 before me, the undersigned, personally appeared Scott D. Miller, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

AXA Equitable – September 2011	Page 3

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-61380

333-64751

333-73121

Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed in the 4th Quarter of 2011 or 1st Quarter of 2012, for the new “Retirement Cornerstone®” contracts.

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable – September 2011	Page 1

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-155361

333-161963

333-165396

333-173731

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable – September 2011	Page 2

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-132200

333-134307

Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of September, 2011.

/s/ Mark Pearson
Mark Pearson, Chief Executive Officer and Director

State of New York)

County of New York) ss.:

On the 15th day of September in the year 2011 before me, the undersigned, personally appeared Mark Pearson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

AXA Equitable – September 2011	Page 3

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-61380

333-64751

333-73121

Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed in the 4th Quarter of 2011 or 1st Quarter of 2012, for the new “Retirement Cornerstone®” contracts.

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable – September 2011	Page 1

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-155361

333-161963

333-165396

333-173731

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable – September 2011	Page 2

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-132200

333-134307

Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of September, 2011.

/s/ Lorie A. Slutsky
Lorie A. Slutsky, Director

State of New York)

County of New York) ss.:

On the 15th day of September in the year 2011 before me, the undersigned, personally appeared Lorie A. Slutsky, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

AXA Equitable – September 2011	Page 3

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-61380

333-64751

333-73121

Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed in the 4th Quarter of 2011 or 1st Quarter of 2012, for the new “Retirement Cornerstone®” contracts.

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable – September 2011	Page 1

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-155361

333-161963

333-165396

333-173731

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable – September 2011	Page 2

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-132200

333-134307

Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of September, 2011.

/s/ Ezra Suleiman
Ezra Suleiman, Director

State of New York)

County of New York) ss.:

On the 15th day of September in the year 2011 before me, the undersigned, personally appeared Ezra Suleiman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

AXA Equitable – September 2011	Page 3

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-61380

333-64751

333-73121

Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed in the 4th Quarter of 2011 or 1st Quarter of 2012, for the new “Retirement Cornerstone®” contracts.

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable – September 2011	Page 1

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-155361

333-161963

333-165396

333-173731

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable – September 2011	Page 2

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-132200

333-134307

Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of September, 2011.

/s/ Peter J. Tobin
Peter J. Tobin, Director

State of New York)

County of New York) ss.:

On the 15th day of September in the year 2011 before me, the undersigned, personally appeared Peter J. Tobin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

AXA Equitable – September 2011	Page 3

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-61380

333-64751

333-73121

Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed in the 4th Quarter of 2011 or 1st Quarter of 2012, for the new “Retirement Cornerstone®” contracts.

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable - September 2011	Page 1

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-155361

333-161963

333-165396

333-173731

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable - September 2011	Page 2

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-132200

333-134307

Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 15th day of September, 2011.

/s/ Richard C. Vaughan
Richard C. Vaughan, Director

State of New York)

County of New York) ss.:

On the 15th day of September in the year 2011 before me, the undersigned, personally appeared Richard C. Vaughan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Susan L. Vesey
Signature and Office of individual taking acknowledgment

AXA Equitable - September 2011	Page 3

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all reports (and amendments thereto) by the Company under the Securities Exchange Act of 1934 (including but not limited to any report on Forms 10-K, 10-Q or 8-K) and any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-61380

333-64751

333-73121

Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed in the 4th Quarter of 2011 or 1st Quarter of 2012, for the new “Retirement Cornerstone®” contracts.

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable - September 2011	Page 1

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

Form N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-155361

333-161963

333-165396

333-173731

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-1 or S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-1, S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable - September 2011	Page 2

Form S-1 or S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-132200

333-134307

Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 7th day of October, 2011.

/s/ Richard Dziadzio
Richard Dziadzio
Executive Vice President and Chief Financial Officer

State of New York)

County of New York) ss.:

On the 7th day of October in the year 2011 before me, the undersigned, personally appeared Richard Dziadzio, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Maria E. Diaz
Signature and Office of individual taking acknowledgment

AXA Equitable - September 2011	Page 3

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the “Company”), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Dave S. Hattem, Karen Field Hazin, Kermitt J. Brooks, Kathleen P. DeCelie, Dodie Kent, William J. Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the “Registration Statements,” as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Separate Account No. 45 of AXA Equitable Life Insurance Company (811-08754)

33-83750

333-61380

333-64751

333-73121

Form N-4 registration statements to be filed as necessary.

Separate Account No. 49 of AXA Equitable Life Insurance Company (811-07659)

333-05593

333-31131

333-60730

333-64749

333-137206

333-142414

333-160951

333-165395

Form N-4 registration statement(s) to be filed in the 4th Quarter of 2011 or 1st Quarter of 2012, for the new “Retirement Cornerstone®” contracts.

Form N-4 registration statement(s) to be filed as necessary.

AXA Equitable – September 2011 A. Fenichel	Page 1

Separate Account A of AXA Equitable Life Insurance Company (811-01705)

2-30070

33-47949

33-58950

333-19925

333-81393

333-81501

333-130988

333-137052

333-141082

333-141292

333-153809

Form N-4 registration statements for EQUI-VEST® contracts currently included in Reg. No. 2-30070 (EQUI-VEST® Individual, EQUI-VEST® Employer Sponsored, EQUI-VEST® VantageSM, EQUI-VEST® TSA AdvantageSM )

Form N-4 registration statements to be filed as necessary.

From N-4 registration statement for Rollover IRA contracts used in connection with the Guaranteed Retirement Income Portfolio.

AXA Equitable Life Insurance Company

333-142453

333-142454

333-142455

333-142456

333-142457

333-142458

333-142459

333-142461

333-155361

333-161963

333-165396

333-173731

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products.

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products.

Form S-3 registration statements to be filed as necessary for index-linked investment options to be offered in connection with certain flexible annuity contracts.

Form S-3, N-3 and N-4 registration statements to be filed as necessary.

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the Accumulator® line of variable annuity products issued by AXA Equitable Life Insurance Company.

AXA Equitable – September 2011 A. Fenichel	Page 2

Form S-3 registration statements to be filed as necessary for Market Value Adjustment interests and to effect the parent guarantee of Market Value Adjustment interests under certain flexible annuity contracts of the EQUI-VEST® line of variable annuity products issued by AXA Equitable Life Insurance Company.

Separate Account 301 of AXA Equitable Life Insurance Company (811-03301)

2-74667

Form N-4 registration statements to be filed as necessary.

Separate Account FP of AXA Equitable Life Insurance Company (811-04335)

333-17639

333-17641

333-17663

333-17665

333-17669

333-17671

333-76130

333-103199

333-103202

333-132200

333-134307

Form N-6 registration statements to be filed as necessary.

Separate Account I of AXA Equitable Life Insurance Company (811-02581)

333-17633

Form N-6 registration statements to be filed as necessary.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 5th day of October, 2011.

/s/ Alvin H. Fenichel
Alvin H. Fenichel
Senior Vice President and Chief Accounting Officer

State of New York)

County of New York) ss.:

On the 5th day of October, in the year 2011 before me, the undersigned, personally appeared Alvin H. Fenichel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Maria E. Diaz
Signature and Office of individual taking acknowledgment

AXA Equitable – September 2011 A. Fenichel	Page 3